Exhibit 10.25
AMENDMENT NO. 2 dated as of January 23, 2026 (this “Amendment”), to the AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT dated as of October 15, 2024 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Credit Agreement”), by and among USA TODAY CO., INC. (formerly Gannett Co., Inc.), a Delaware corporation (“Holdings”), GANNETT HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS from time to time party thereto, the LENDERS from time to time party thereto and APOLLO ADMINISTRATIVE AGENCY LLC, as administrative agent and collateral agent (in such capacities, the “Agent”). Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS pursuant to the Existing Credit Agreement, the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;
WHEREAS the Borrower intends to acquire, indirectly through one or more of its Restricted Subsidiaries, the newspaper referred to as “The Detroit News” and certain assets related thereto (the “Acquisition”);
WHEREAS to finance the Acquisition and fees and expenses to be incurred by Holdings, the Borrower and its Restricted Subsidiaries in connection therewith, the Borrower intends to incur new term loans in an aggregate principal amount not to exceed $15,000,000 (the “New Term Loans”), which New Term Loans shall, on the Amendment Closing Date (as defined below), and after giving effect to the amendments contemplated by this Amendment, become part of the same Class of Loans as the Term Loans outstanding under the Existing Credit Agreement immediately prior to the Amendment Closing Date (the “Existing Term Loans”);
WHEREAS the Borrower has requested that the financial institution set forth on Schedule I hereto (the “New Term Lender”) commit to make the New Term Loans on the Amendment Closing Date (the commitment of the New Term Lender to provide the New Term Loans, the “New Term Commitment”);
WHEREAS the New Term Lender is willing to make the New Term Loans to the Borrower on the Amendment Closing Date on the terms and subject to the conditions set forth herein;
WHEREAS the Borrower has requested that certain additional amendments to the Existing Credit Agreement be made as specified herein, including (a) a reduction in the per annum Applicable Margin by 50 basis points and (b) a waiver of the quarterly amortization payment required by Section 2.03(a) of the Existing Credit Agreement for the Fiscal Quarter ending March 31, 2026; and
WHEREAS (a) each Lender holding Existing Term Loans immediately prior to the consummation of the transactions specified in Section 1 hereof (each, an “Existing Lender”) that executes and delivers a signature page to this Amendment (each, a “Consenting Lender”) at or prior to 5:00 p.m., New York City time, on January 23, 2026 (the “Delivery Time”), agrees to the terms of this

Amendment upon the effectiveness of this Amendment on the Amendment Effective Date (as defined below), and (b) each Existing Lender that does not execute and deliver a signature page to this Amendment at or prior to the Delivery Time (each, a “Holdout Lender”) will be deemed not to have agreed to this Amendment and will be subject to the mandatory assignment provisions of Section 12.02(b) of the Credit Agreement upon the effectiveness of this Amendment on the Amendment Effective Date (it being understood that the interests, rights and obligations of the Holdout Lenders under the Loan Documents will be assumed by the Persons listed on Schedule II hereto (each, a “Replacement Lender” and collectively, the “Replacement Lenders”) in the aggregate principal amount set forth opposite such Person’s name on Schedule II hereto, in accordance with Sections 12.02(b) and 12.07 of the Credit Agreement and Section 1 hereof);
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Concerning the Term Lenders and the Existing Term Loans.
(a) Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (i) each Replacement Lender shall become, and each Consenting Lender shall continue to be, a “Term Loan Lender” and a “Lender” under the Credit Agreement and (ii) each Replacement Lender shall have, and each Consenting Lender shall continue to have, all the rights and obligations of a “Term Loan Lender” and a “Lender” holding a Term Loan under the Credit Agreement and the other Loan Documents.
(b) Pursuant to Sections 12.02(b) and 12.07 of the Credit Agreement, on the Amendment Effective Date, the Holdout Lenders shall be deemed to have assigned, delegated and transferred their respective Existing Term Loans, together with all their respective interests, rights (other than their respective existing rights to payments pursuant to Section 2.09, Section 2.10 or 2.11 of the Credit Agreement) and obligations under the Loan Documents in respect thereof, to the Replacement Lenders, as assignee, at a purchase price equal to par (the “Term Loan Purchase Price”) and in an aggregate principal amount, with respect to each Replacement Lender, not to exceed the aggregate principal amount set forth opposite such Replacement Lender’s name on Schedule II hereto. Upon (A) payment to a Holdout Lender of (x) the Term Loan Purchase Price with respect to its Existing Term Loans so assigned, delegated and transferred pursuant to this paragraph (b) (which shall be paid by the Replacement Lenders) and (y) accrued and unpaid interest and fees and other amounts owing under the Credit Agreement, in each case with respect to the Existing Term Loans through but excluding the Amendment Effective Date (which shall be paid by the Replacement Lender), and (B) the satisfaction of the applicable conditions set forth in Sections 12.02(b) and 12.07 of the Credit Agreement (but without the requirement of any further action on the part of such Holdout Lender, the Borrower or the Agent), such Holdout Lender shall cease to be a party to the Credit Agreement in its capacity as a Term Loan Lender and a Lender. Each of the Replacement Lenders hereby irrevocably authorizes and directs the Administrative Agent to disburse the amounts to be paid to the Holdout Lenders pursuant to this Section 1(b) in accordance with the wiring instructions separately provided to the Administrative Agent.
(c) Each Replacement Lender, by delivering its signature page to this Amendment on the Amendment Effective Date and assuming Existing Term Loans in accordance with Section 1(b) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Agent or any Lenders, as applicable, on the Amendment Effective Date.

(d) The transactions described in this Section 1 will be deemed to satisfy the requirements of Sections 12.02(b) and 12.07 of the Credit Agreement in respect of the assignment of the Existing Term Loans so assigned, delegated and transferred pursuant to Section 1(b) hereof, and this Amendment will be deemed to be an Assignment and Assumption with respect to such assignments.
SECTION 2. New Term Loans.
(a) Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the New Term Lender agrees to make, on the Amendment Closing Date, a New Term Loan to the Borrower in an aggregate principal amount equal to its New Term Commitment. The New Term Commitment of the New Term Lender shall automatically terminate upon the making of the New Term Loans on the Amendment Closing Date. The proceeds of the New Term Loans shall be used by the Borrower and its Restricted Subsidiaries (i) on the Amendment Closing Date to pay the acquisition consideration for the Acquisition and to pay all fees and expenses of Holdings, the Borrower and its Restricted Subsidiaries payable in connection with the Acquisition, this Amendment and any amendments to or waivers of the Notes Indenture and the New Convertible Notes Indenture entered into in connection herewith and (ii) to the extent of any remaining proceeds, for working capital and other general corporate purposes (including Permitted Acquisitions) of Holdings, the Borrower and its Restricted Subsidiaries. The transactions contemplated by this Section 2(a) are collectively referred to as the “New Term Facility Transactions”.
(b) Immediately upon the consummation of the New Term Facility Transactions, each reference to the terms “Term Loan Lender” and “Lender” in the Loan Documents shall be deemed to include the New Term Lender.
(c) On and after the Amendment Closing Date, all Existing Term Loans and all New Term Loans shall constitute the same Class of Loans for all purposes of the Credit Agreement, which Class of Loans is designated “Term Loans” in the Credit Agreement; and for the avoidance of doubt, shall have the same terms, including, without limitation, as to guarantees, security, maturity and interest.
(d) Each of the parties hereto hereby agrees that the Agent may, in consultation with the Borrower, take any and all action as may be reasonably necessary to ensure that, upon the effectiveness of the making of the New Term Loans on the Amendment Closing Date, all such New Term Loans are included in each Borrowing of Existing Term Loans on a pro rata basis.
(e) For the avoidance of doubt, the initial Interest Period for the New Term Loans shall be the same as the Interest Period for the Existing Term Loans on the Amendment Closing Date (i.e., currently, a three-month Adjusted Term SOFR Interest Period ending on February 18, 2026). The New Term Loans are intended to be fungible with the Existing Term Loans for U.S. federal income tax purposes.
SECTION 3. Amendments to the Existing Credit Agreement. Pursuant to and in accordance with Section 12.02 of the Existing Credit Agreement, effective as of the Amendment Closing Date, the parties hereto agree that the Existing Credit Agreement is hereby amended as follows:
(a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
(i)““Amendment No. 2” means Amendment No. 2 dated as of January 23, 2026, to this Agreement, among Holdings, the Borrower, the Agents, the Lenders party thereto and the Guarantors party thereto.”
(ii)““Amendment No. 2 Closing Date” has the meaning assigned to the term “Amendment Closing Date” in Amendment No. 2.”

(iii)““Detroit Newspaper Acquisition” means the acquisition by the Borrower and its Restricted Subsidiaries of the newspaper referred to as “The Detroit News” and certain assets and liabilities related thereto.”
(b) The definition of the term “Amortization Installment Amount” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows (new language in bold/underline):
(c) ““Amortization Installment Amount” means, for any repayment of the Term Loans pursuant to Section 2.03(a) for any Fiscal Quarter, $17,685,155.05; provided that such amount shall be increased, via an amendment to this Agreement, by an amount to be agreed by the Administrative Agent and the Borrower, upon any Borrowing of Delayed Draw Term Loans to the extent necessary to cause such Delayed Draw Term Loans to be fungible (including for U.S. federal income tax purposes) with the Initial Term Loan; provided further that (a) any amendment to this Agreement to effect the foregoing increase shall require the consent of only the Administrative Agent and the Borrower and not any other party hereto and (b) no such amendment shall have the effect of decreasing the rate of amortization then in effect for the Term Loans outstanding as of the applicable Delayed Draw Term Loan Closing Date.”
(d) The definition of the term “Applicable Margin” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows (new language in bold/underline):
(e) ““Applicable Margin” means, as of any date of determination, (a) with respect to the interest rate of the Term Loan (or any portion thereof), (i) 4.00% per annum (or, in the case of any date occurring on or after the Amendment No. 2 Closing Date, 3.50% per annum), in the case of an ABR Loan, and (ii) 5.00% per annum (or, in the case of any date occurring on or after the Amendment No. 2 Closing Date, 4.50% per annum), in the case of a SOFR Loan, and (b) with respect to the Incremental Term Loans of any series, the interest rate margin specified in the applicable Incremental Facility Amendment.”
(f) The definition of the term “Permitted Investments” in Section 1.01 of the Existing Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (p) of such definition, (ii) adding the text “and” at the end of clause (q) of such definition and (iii) inserting the following new clause (r) in the appropriate alphabetical order:
(g) “(r)    the Detroit Newspaper Acquisition;”
(h) Section 2.03(a) of the Existing Credit Agreement is hereby amended by amending and restating the first sentence of such Section to read in its entirety as follows (new language in bold/underline):
(i) “Commencing with the first full Fiscal Quarter ending after the Amendment Closing Date, on the last Business Day of each Fiscal Quarter (other than the Fiscal Quarter ending March 31, 2026), the Borrower shall repay a portion of the Term Loan in an aggregate principal amount equal to the Amortization Installment Amount.”

(j) Section 2.05(b)(ii) of the of the Existing Credit Agreement is hereby amended by inserting the following clause at the end of the first sentence of such Section (new language in bold/underline):
(k) “The Borrower may, at any time and from time to time, upon at least 3 Business Days’ prior written notice prior to 12:00 p.m. to the Administrative Agent, prepay the principal of the Loans of any Class, in whole or in part, at par plus accrued and unpaid interest to, but not including, the date of prepayment but without any premium or penalty (except to the extent set forth in Section 2.05(e)).”
(l) Section 2.05(e) of the Existing Credit Agreement is hereby amended by inserting the following sentence at the end of such Section:
(m) “In the event that the Borrower prepays, repays, refinances, substitutes or replaces any Term Loans using either (i) the proceeds received by Holdings or any Subsidiary from (A) the civil action filed by Holdings on June 20, 2023, against Google LLC and Alphabet Inc., in the U.S. District Court in the Southern District of New York or (B) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action with an aggregate amount of proceeds received in excess of $50,000,000, or (ii) the proceeds of Indebtedness incurred by Holdings or any Subsidiary for the purpose of refinancing all or substantially all the Term Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Term Lender, a premium of 1.00% of the aggregate principal amount of the Term Loans so prepaid, repaid, refinanced, substituted or replaced.”
SECTION 4. Representations and Warranties. Each Loan Party party hereto represents and warrants to the Agent and to each of the Lenders as follows:
(a) This Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment Closing Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date.
(c) Immediately after giving effect to the transactions to occur hereunder on the Amendment Closing Date, no Default shall have occurred and be continuing.
SECTION 5. Effectiveness. This Amendment shall become effective as of the date first written above (which date, for the avoidance of doubt, shall be January 23, 2026) (the “Amendment Effective Date”) when the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) each of the other Loan Parties, (iii) the New Term Lender and (iv) all Lenders (as determined immediately prior to the Amendment Effective Date, but after giving effect to the transactions described in Section 1 hereof).

SECTION 6. Closing; Agreement. The obligations of the New Term Lender to make the New Term Loans pursuant to Section 2 hereof and the effectiveness of the amendments to the Existing Credit Agreement contemplated by Section 3 hereof shall be subject to the conditions precedent that the Amendment Effective Date shall have occurred and that the following conditions have been satisfied (the first such date that such conditions shall be satisfied being the “Amendment Closing Date”):
(a) the Agent shall have received a certificate of an authorized officer of the Borrower certifying (i) as to copies of the Governing Documents of the Borrower, together with all amendments thereto (including a true and complete copy of the certificate formation of the Borrower as of a reasonably recent date prior to the Amendment Closing Date by the Secretary of State of the State of Delaware), (ii) as to a copy of the resolutions or written consents of the Borrower authorizing (A) the borrowing of the New Term Loans and (B) the execution, delivery and performance by the Borrower of this Amendment and (iii) the names and true signatures of the representatives of the Borrower authorized to sign this Amendment and the Notice of Borrowing to be delivered in accordance with Section 6(g) below, together with evidence of the incumbency of such authorized officers;
(b) the Agent shall have received a certificate of the Secretary of State of the State of Delaware certifying as of a reasonably recent date prior to the Amendment Closing Date as to the subsistence in good standing of the Borrower in the State of Delaware;
(c) the Agent shall have received an opinion of Cravath, Swaine & Moore LLP, New York counsel to the Borrower, as to such matters regarding the Borrower, this Amendment and the New Term Loans as the Agent may reasonably request, and the Borrower hereby requests such opinion;
(d) each of the representations and warranties set forth in Section 4 hereof shall be true and correct;
(e) the expenses required to be paid pursuant to Section 11 hereof, in each case to the extent invoiced at least three Business Days prior to the Amendment Closing Date, shall have been paid on or substantially simultaneously with (but in no event later than) the Amendment Closing Date;
(f) the Borrower shall have paid all outstanding interest accruing and due on the Amendment Closing Date;
(g) the Borrower shall have delivered to the Agent, in accordance with Section 2.02 of the Credit Agreement, a Notice of Borrowing with respect to the Borrowing of the New Term Loans to be made on the Amendment Closing Date, which Notice of Borrowing shall specify a request for a SOFR Borrowing with an Interest Period that is the same as the Interest Period for the Existing Term Loans on the Amendment Closing Date (i.e., currently, a three-month Adjusted Term SOFR Interest Period ending on February 18, 2026);
(h) the Agent shall have received all customary onboarding information reasonably required in order to complete necessary onboarding of the New Term Lender and the Replacement Lenders;
(i) substantially simultaneously with the effectiveness of this Amendment and the funding of the New Term Loans, the Borrower and its Restricted Subsidiaries shall consummate the Acquisition; and
(j) the Amendment Closing Date shall be a Business Day on or prior to March 31, 2026.

(d) In the event that the Amendment Closing Date does not occur on or prior to March 31, 2026, the New Term Commitments shall automatically terminate.
(e) Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, the Loan Parties party hereto hereby agree to satisfy the applicable requirements set forth in Sections 7.01(b), 7.01(n) and 7.01(q) of the Credit Agreement (and any similar requirements set forth in any other Loan Document) with respect to any Restricted Subsidiaries (other than any Excluded Subsidiary) and other assets (other than any assets that would not constitute “Collateral”, as such term is defined in the applicable Loan Documents) acquired by the Loan Parties in connection with the Acquisition, in each case not later than 30 days after the Amendment Closing Date (unless a later date is otherwise agreed to by the Agent).
SECTION 7. Acknowledgment and Reaffirmation. Each Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby and (b) its guarantee of the Obligations (including the New Term Loans), and the pledge of and/or grant of a security interest in its assets as collateral to secure the Obligations (including the New Term Loans), all as and to the extent provided in the Loan Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations (including the New Term Loans).
SECTION 8. Effects on the Loan Documents; No Novation. (a) Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(f) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Agent under the Loan Documents, except as expressly provided herein. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(g) On and after the Amendment Closing Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement as modified hereby.
(h) This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(i) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or any other Loan Document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
SECTION 9. Governing Law; Jurisdiction; Waiver of Jury Trial. The provisions of Sections 12.09, 12.10 and 12.11 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 10. Counterpart. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment, any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. “Electronic Signature” means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. All Lenders party hereto (including, for the avoidance of doubt, the New Term Lender) hereby authorize and direct the Agent to execute and deliver a counterpart of this Amendment.
SECTION 11. Expenses. The Borrower hereby agrees to reimburse the Agent for its reasonable, documented out-of-pocket expenses in connection with this Amendment to the extent required under Section 12.04 of the Credit Agreement.
SECTION 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

HOLDINGS: USA TODAY CO., INC. By: /s/ Michael E. Reed ___________________________ Name: Michael E. Reed Title: President and Chief Executive Officer BORROWER:

GANNETT HOLDINGS LLC
By: USA TODAY CO., INC., as its Sole Member

By:	/s/ Michael E. Reed ______________________________
Name: Michael E. Reed
Title: President and Chief Executive Officer

[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

GUARANTORS

BRIDGETOWER MEDIA HOLDING COMPANY
CA ALABAMA HOLDINGS, INC.
CA LOUISIANA HOLDINGS, INC.
CA MASSACHUSETTS HOLDINGS, INC.
CA NORTH CAROLINA HOLDINGS, INC.
CA SOUTH CAROLINA HOLDINGS, INC.
COPLEY OHIO NEWSPAPERS, INC.
DAILY JOURNAL OF COMMERCE, INC.
DAILY REPORTER PUBLISHING COMPANY
DB ACQUISITION, INC.
DB ARKANSAS HOLDINGS, INC.
DB IOWA HOLDINGS, INC.
DB NORTH CAROLINA HOLDINGS, INC.
DB OKLAHOMA HOLDINGS, INC.
DB TENNESSEE HOLDINGS, INC.
DB TEXAS HOLDINGS, INC.
DB WASHINGTON HOLDINGS, INC.
FINANCE AND COMMERCE, INC.
GATEHOUSE MEDIA ALASKA HOLDINGS, INC.
GATEHOUSE MEDIA ARKANSAS HOLDINGS, INC.
GATEHOUSE MEDIA CALIFORNIA HOLDINGS, INC.
GATEHOUSE MEDIA COLORADO HOLDINGS, INC.
GATEHOUSE MEDIA CONNECTICUT HOLDINGS, INC.
GATEHOUSE MEDIA CORNING HOLDINGS, INC.
GATEHOUSE MEDIA DELAWARE HOLDINGS, INC.
GATEHOUSE MEDIA DIRECTORIES HOLDINGS, INC.
GATEHOUSE MEDIA FREEPORT HOLDINGS, INC.
GATEHOUSE MEDIA GEORGIA HOLDINGS, INC.
GATEHOUSE MEDIA ILLINOIS HOLDINGS II, INC.
GATEHOUSE MEDIA ILLINOIS HOLDINGS, INC.
GATEHOUSE MEDIA INDIANA HOLDINGS, INC.
GATEHOUSE MEDIA IOWA HOLDINGS, INC.
GATEHOUSE MEDIA KANSAS HOLDINGS II, INC.
GATEHOUSE MEDIA KANSAS HOLDINGS, INC.
GATEHOUSE MEDIA LANSING PRINTING, INC.
GATEHOUSE MEDIA LOUISIANA HOLDINGS, INC.
GATEHOUSE MEDIA MACOMB HOLDINGS, INC.
GATEHOUSE MEDIA MANAGEMENT SERVICES, INC.
GATEHOUSE MEDIA MARYLAND HOLDINGS, INC.
GATEHOUSE MEDIA MASSACHUSETTS I, INC.
GATEHOUSE MEDIA MASSACHUSETTS II, INC.
GATEHOUSE MEDIA MICHIGAN HOLDINGS II, INC.
GATEHOUSE MEDIA MICHIGAN HOLDINGS, INC.
GATEHOUSE MEDIA MINNESOTA HOLDINGS, INC.

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Director
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

GATEHOUSE MEDIA MISSOURI HOLDINGS II, INC.
GATEHOUSE MEDIA MISSOURI HOLDINGS, INC.
GATEHOUSE MEDIA NEBRASKA HOLDINGS, INC.
GATEHOUSE MEDIA NEW YORK HOLDINGS, INC.
GATEHOUSE MEDIA NORTH DAKOTA HOLDINGS, INC.
GATEHOUSE MEDIA OHIO HOLDINGS II, INC.
GATEHOUSE MEDIA OHIO HOLDINGS, INC.
GATEHOUSE MEDIA OKLAHOMA HOLDINGS, INC.
GATEHOUSE MEDIA OREGON HOLDINGS, INC.
GATEHOUSE MEDIA PENNSYLVANIA HOLDINGS, INC.
GATEHOUSE MEDIA SOUTH DAKOTA HOLDINGS, INC.
GATEHOUSE MEDIA SUBURBAN NEWSPAPERS, INC.
GATEHOUSE MEDIA TENNESSEE HOLDINGS, INC.
GATEHOUSE MEDIA TEXAS HOLDINGS II, INC.
GATEHOUSE MEDIA TEXAS HOLDINGS, INC.
GATEHOUSE MEDIA VIRGINIA HOLDINGS, INC.
LMG MAINE HOLDINGS, INC.
LMG MASSACHUSETTS, INC.
LMG NATIONAL PUBLISHING, INC.
LMG RHODE ISLAND HOLDINGS, INC.
LMG STOCKTON, INC.
LOCAL MEDIA GROUP HOLDINGS LLC
LOCAL MEDIA GROUP, INC.
MINERAL DAILY NEWS TRIBUNE, INC.
NEWS LEADER, INC.
SEACOAST NEWSPAPERS, INC.
SUREWEST DIRECTORIES
TERRY NEWSPAPERS, INC.
LMG NANTUCKET, INC.
THE MAIL TRIBUNE, INC.
THE NICKEL OF MEDFORD, INC.
THE PEORIA JOURNAL STAR, INC.
THRIVEHIVE, INC.
UPCURVE, INC.
W-SYSTEMS CORP.

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Director
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

ARIZONA NEWS SERVICE, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

BRIDGETOWER MEDIA DLN, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
BRIDGETOWER MEDIA, LLC
By: Dolco Acquisition, LLC, as its Sole Member
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
CA FLORIDA HOLDINGS, LLC
By: Cummings Acquisition, LLC, as its Sole Member
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: President and Chief Executive Office
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

CUMMINGS ACQUISITION, LLC
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
CYBERINK, LLC
By: GateHouse Media Pennsylvania Holdings, Inc., as its Sole Member
DOLCO ACQUISITION, LLC
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
ENHE ACQUISITION, LLC
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
ENTERPRISE NEWSMEDIA HOLDING, LLC
By: GateHouse Media Massachusetts II, Inc., as its Sole Member
ENTERPRISE NEWSMEDIA, LLC
By: Enterprise NewsMedia Holding, LLC, as its Sole Member
By: GateHouse Media Massachusetts II, Inc., as its Sole Member
ENTERPRISE PUBLISHING COMPANY, LLC
By: Enterprise NewsMedia, LLC, as its Sole Member
By: Enterprise NewsMedia Holding, LLC, as its Sole Member
By: GateHouse Media Massachusetts II, Inc., as its Sole Member

GANNETT VENTURES LLC By: New Media Ventures Group LLC, as its Sole Member By: USA TODAY Media Corp., as its Sole Member
By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: President and Chief Executive Office
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

GATEHOUSE MEDIA HOLDCO, LLC
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
GATEHOUSE MEDIA INTERMEDIATE HOLDCO, LLC
By: GateHouse Media, LLC, as its Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
GATEHOUSE MEDIA OPERATING, LLC
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
GATEHOUSE MEDIA, LLC
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
GEORGE W. PRESCOTT PUBLISHING COMPANY, LLC
By: Enterprise NewsMedia, LLC, as its Sole Member
By: Enterprise NewsMedia Holding, LLC, as its Sole Member
By: GateHouse Media Massachusetts II, Inc., as its Sole Member
IDAHO BUSINESS REVIEW, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
LAWYER’S WEEKLY, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: President and Chief Executive Office

[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

LIBERTY SMC, L.L.C.
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
LONG ISLAND BUSINESS NEWS, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
LOW REALTY, LLC
By: Enterprise NewsMedia, LLC, as its Sole Member
By: Enterprise NewsMedia Holding, LLC, as its Sole Member
By: GateHouse Media Massachusetts II, Inc., as its Sole Member
LRT FOUR HUNDRED, LLC
By: Enterprise NewsMedia, LLC, as its Sole Member
By: Enterprise NewsMedia Holding, LLC, as its Sole Member
By: GateHouse Media Massachusetts II, Inc., as its Sole Member
MISSOURI LAWYERS MEDIA, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
NEW MEDIA HOLDINGS I LLC
By: USA TODAY Media Corp., as its Sole Member
NEW MEDIA HOLDINGS II LLC
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: President and Chief Executive Office
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

NEW MEDIA VENTURES GROUP LLC
By: USA TODAY Media Corp., as its Sole Member
NEW ORLEANS PUBLISHING GROUP, L.L.C.
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
NOPG, L.L.C.
By: New Orleans Publishing Group, L.L.C., as its Sole Member
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
THE DAILY RECORD COMPANY, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
THE JOURNAL RECORD PUBLISHING CO., LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: President and Chief Executive Office
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

THE NWS COMPANY, LLC
By: Dolco Acquisition, LLC, as its Manager
By: GateHouse Media Operating, LLC, as its Sole Member
By: GateHouse Media Holdco, LLC, as its Sole Member
By: GateHouse Media Intermediate Holdco, LLC, as its Sole Member
By: GateHouse Media, LLC, as its Sole Member
By: New Media Holdings II LLC, as its Sole Member
By: New Media Holdings I LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
UPCURVE CLOUD LLC
By: UpCurve, Inc., as its Sole Member
VENTURES ENDURANCE, LLC
By: Gannett Ventures LLC, as its Sole Member
By: New Media Ventures Group LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
VENTURES ENDURANCE EVENTS, LLC
By: Ventures Endurance, LLC, as its Sole Member
By: Gannett Ventures LLC, as its Sole Member
By: New Media Ventures Group LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: President and Chief Executive Office
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

ACTION ADVERTISING, INC.
ALEXANDRIA NEWSPAPERS, INC.
BAXTER COUNTY NEWSPAPERS, INC.
BIZZY, INC.
BOAT SPINCO, INC.
CITIZEN PUBLISHING COMPANY
DES MOINES REGISTER AND TRIBUNE COMPANY
DESK SPINCO, INC.
DETROIT FREE PRESS, INC.
DIGICOL, INC.
EVANSVILLE COURIER COMPANY, INC.
FEDERATED PUBLICATIONS, INC.
GANNETT GP MEDIA, INC.
GANNETT INTERNATIONAL COMMUNICATIONS, INC.
GANNETT MHC MEDIA, INC.
GANNETT MISSOURI PUBLISHING, INC.
GANNETT RETAIL ADVERTISING GROUP, INC.
GANNETT RIVER STATES PUBLISHING CORPORATION
GANNETT SB, INC.
GANNETT VERMONT PUBLISHING, INC.
JOURNAL COMMUNITY PUBLISHING GROUP, INC.
JOURNAL MEDIA GROUP, INC.
JOURNAL SENTINEL INC.
KICKSERV, LLC
MEMPHIS PUBLISHING COMPANY
MULTIMEDIA, INC.
PHOENIX NEWSPAPERS, INC.
PRESS-CITIZEN COMPANY, INC.
REACHLOCAL CANADA, INC.
REACHLOCAL DP, INC.
REACHLOCAL INTERNATIONAL, INC.
REACHLOCAL, INC.
RENO NEWSPAPERS, INC.
SEDONA PUBLISHING COMPANY, INC.
THE ADVERTISER COMPANY
THE COURIER-JOURNAL, INC.
THE DESERT SUN PUBLISHING CO.
THE TIMES HERALD COMPANY
USA TODAY MEDIA CORP.
USA TODAY SUPPLY CORPORATION
WORDSTREAM, INC.
X.COM, INC.

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Directo
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

GANNETT INTERNATIONAL FINANCE LLC

By: /s/ Michael E. Reed
Name: Michael E. Reed
Title: Manager

By: /s/ Trisha Gosser
Name: Trisha Gosser
Title: Manager

By: /s/ Polly Grunfeld Sack
Name: Polly Grunfeld Sack
Title: Manager

[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

AMERICAN INFLUENCER AWARDS, LLC
By: Gannett Ventures LLC, as its Sole Member
ENMOTIVE COMPANY LLC
By: Gannett Ventures LLC, as its Sole Member
GIDDYUP EVENTS, LLC
By: Ventures Endurance, LLC, as its Sole Member
LOCO SPORTS, LLC
By: Ventures Endurance, LLC, as its Sole Member

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Office
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

DEALON, LLC
By: ReachLocal, Inc., as its Sole Member
DES MOINES PRESS CITIZEN LLC
By: Des Moines Register and Tribune Company, as its Sole Member
FOODBLOGS, LLC
By: Grateful Media, LLC, as its Sole Member
By: Gannett Satellite Information Network, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
GANNETT SATELLITE INFORMATION NETWORK, LLC
By: USA TODAY Media Corp., as its Sole Member
GANNETT UK MEDIA, LLC
By: USA TODAY Media Corp., as its Sole Member
GCCC, LLC
By: Gannett Missouri Publishing, Inc., as its Sole Member
GCOE, LLC
By: Gannett Satellite Information Network, LLC, as its Managing Member
By: USA TODAY Media Corp., as its Sole Member
GFHC, LLC
By: USA TODAY Media Corp., as its Sole Member
GNSS LLC
By: USA TODAY Media Corp., as its Sole Member
GRATEFUL MEDIA, LLC
By: Gannett Satellite Information Network, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
IMAGN CONTENT SERVICES, LLC
By: USA Today Sports Media Group, LLC, as its Sole Member
By: Gannett Satellite Information Network, LLC, as its Managing Member
By: USA TODAY Media Corp., as its Sole Member
LOCALIQ LLC
By: USA TODAY Media Corp., as its Sole Member
MILWAUKEE MARATHON LLC
By: Ventures Endurance Events, LLC, as Member and Majority In Interest
REACHLOCAL INTERNATIONAL GP LLC
By: ReachLocal International, Inc., as its Sole Member

By:
/s/ Michael E. Reed
Name: Michael E. Reed
Title: President and Chief Executive Office
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

SCRIPPS NP OPERATING, LLC
By: Desk Spinco, Inc., as its Sole Member
THANKSGIVING VENTURES, LLC
By: Grateful Media, LLC, as its Sole Member
By: Gannett Satellite Information Network, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Sole Member
USA TODAY PUBLISHING SERVICES, LLC
By: Gannett Satellite Information Network, LLC, as its Managing Member
By: USA TODAY Media Corp., as its Sole Member
USA TODAY SPORTS MEDIA GROUP, LLC
By: Gannett Satellite Information Network, LLC, as its Managing Member
By: USA TODAY Media Corp., as its Sole Member
YORK DAILY RECORD-YORK SUNDAY NEWS LLC
By: York Newspaper Company, as its Manager
By: York Newspapers Holdings, L.P., as its General Partner
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: President and Chief Executive Office
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

YORK DISPATCH LLC
By: York Newspaper Company, as its Manager
By: York Newspapers Holdings, L.P., as its General Partner
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: President and Chief Executive Office
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

YORK NEWSPAPER COMPANY
By: York Newspapers Holdings, L.P., as its General Partner
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: President and Chief Executive Office
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

YORK NEWSPAPERS HOLDINGS, L.P.
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member
YORK NEWSPAPERS HOLDINGS, LLC
By: York Newspapers Holdings, L.P., as its Sole Member
By: York Partnership Holdings, LLC, as its General Partner
By: Texas-New Mexico Newspapers, LLC, as its Managing Member
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
YORK PARTNERSHIP HOLDINGS, LLC
By: Texas-New Mexico Newspapers, LLC, as its Manager
By: The Sun Company of San Bernardino, California LLC, as its Managing Member
By: Gannett Media Services, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: President and Chief Executive Office
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

DESERT SUN PUBLISHING, LLC
By: Gannett Media Services, LLC, as its Sole Member
By: USA TODAY Co., Inc., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
GANNETT MEDIA SERVICES, LLC
By: USA TODAY Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
SALINAS NEWSPAPERS LLC
By: Gannett Media Services, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
TEXAS-NEW MEXICO NEWSPAPERS, LLC
By: The Sun Company of San Bernardino, California LLC, as its Member
By: Gannett Media Services, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc. as its Member
THE SUN COMPANY OF SAN BERNARDINO, CALIFORNIA LLC
By: Gannett Media Services, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member
VISALIA NEWSPAPERS LLC
By: Gannett Media Services, LLC, as its Sole Member
By: USA TODAY Media Corp., as its Member
By: The Desert Sun Publishing Co., as its Member
By: Gannett Satellite Information Network, LLC, as its Member
By: USA TODAY Media Corp., as its Sole Member
By: Gannett International Communications, Inc., as its Member

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: President and Chief Executive Office
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

APOLLO ADMINISTRATIVE AGENCY LLC, as Agent,
By
/s/ Daniel M. Duval
Name: Daniel M. Duval
Title: Vice President

[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

[Lender signature pages on file with the Administrative Agent]
[Signature Page to Amendment No. 2 – Gannett Holdings LLC]

SCHEDULE I
[Schedule I on file with the Administrative Agent]

SCHEDULE II
[Schedule II on file with the Administrative Agent]